UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                                 PROXY STATEMENT

                             PURSUANT TO SECTION 14A
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X] Filed by a Party other than the Registrant [    ]

Check the appropriate box:

         [   ]      Preliminary Proxy Statement
         [   ]    Confidential, for Use of the Commission Only [as permitted by
                  Rule 14a-6(e)(2)]
         [ X ]    Definitive Proxy Statement
         [   ]    Definitive Additional Materials
         [   ]    Soliciting Material Pursuant to Section 240.14a-12


                               HEALTHBRIDGE, INC.
                (Name of Registrant as Specified in its Charter)

                                       N/A
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)



Payment of Filing Fee (Check the appropriate box):

         [ X]     No fee required.
         [    ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
                  1) Title of each class of securities to which transaction applies:
                  2) Aggregate number of securities to which transaction applies:
                  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule
                  0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                  4) Proposed maximum aggregate value of transaction: 0
                  5) Total fee paid: $0.00

         [   ]    Fee paid previously with preliminary materials.
         [        ] Check box if any part of the fee is offset as provided by
                  Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
                  Schedule and the date of its filing. 1) Amount Previously
                  Paid:
                  2) Form, Schedule or Registration No.:
                  3) Filing Party:
                  4) Date Filed:





                               HEALTHBRIDGE, INC.
                      1177-West Hastings Street, Suite 1818
                   Vancouver, British Columbia V6E 2K3 Canada
                            Telephone (604) 602-1717

June 19, 2003


Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Healthbridge, Inc. ("Corporation") to be held at 10:00 a.m. on Friday the 18th of July 2003 at 1177 West Hastings Street, Suite 1818, Vancouver, British
Columbia, Canada. Please find enclosed a Notice of Annual Meeting, a Proxy
Statement describing the business to be transacted at the meeting, a proxy form for use in voting at the meeting and our annual report.

At the Annual Meeting, you will be asked to elect two directors to the Corporation's board of directors; (ii) to ratify the selection of Jones Simkins
L.L.P. as the independent accountants for the Corporation for the fiscal year ending December 31, 2003; (iii) to ratify management's decision to effect a one-for-twenty (1:20) reverse split of the Corporation's common stock; and (iii) to act upon such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

The accompanying Notice of Annual Meeting and Proxy Statement fully describe the specific matters that will be acted upon. In addition to these matters, we will report on our progress and provide an opportunity for questions of general interest to our stockholders.


Thank you.


Sincerely,



/s/ Nora Coccaro____________________
                    -------
Nora Coccaro
Director













                               HEALTHBRIDGE, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Notice is hereby given that an Annual Meeting of Stockholders of Healthbridge, Inc. ("Corporation") will be held at 10:00 a.m. on Friday the 18th of July 2003 at 1177 West Hastings Street, Suite 1818, Vancouver, British Columbia V6E 2K3,
Canada. At the Annual Meeting, stockholders will vote on the following matters:

(1)      Electing two directors to serve a term of one year or until their successors are duly elected and qualified or until the earlier of their death, resignation or removal from office;
(2)      Ratifying Jones Simkins L.L.P. as the independent accountants for the Corporation for the fiscal year ending December 31, 2003;
(3)      Ratifying managements decision to effect a one-for-twenty (1:20) reverse split of the Corporation's common stock; and
(4)      Transacting such other business as may properly come before the Annual
         Meeting or any adjournment(s) or postponement(s) thereof.

Information regarding the above matters is set forth in the Proxy Statement that accompanies this notice.

The board of directors of the Corporation has fixed the close of business on June 19, 2003, as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting. A complete list of the stockholders entitled to notice of and to vote at the Annual Meeting will be maintained at the Corporation's principal executive offices during ordinary business hours for a period of ten days prior to the Annual Meeting. The list will be open to the examination of any stockholder for any purpose germane to the Annual Meeting during this time. The stockholders list will also be produced at the time and place of the Annual Meeting and will be open during the whole time thereof.

By Order of the Board of Directors

___________________________
                           -----------------
Nora Coccaro, Director

YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL
MEETING IN PERSON, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY AT YOUR
EARLIEST CONVENIENCE IN THE ENVELOPE PROVIDED. . IF YOU DO ATTEND THE MEETING,
YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY.

NON-U.S. SHAREHOLERS, PLEASE RETURN YOUR EXECUTED PROXY BY FAX TO AMERICAN STOCK TRANSFER AND TRUST COMPANY, ATTN:
WILBERT MYLES, AT (718) 921-8323. MR. MYLES' PHONE NUMBER IS (718) 921-8247 AND TO NORA COCCARO AT (604)
408-1739).

IF you hold your shares in "street-name," please note that only your brokerage firm or bank can sign a proxy on your behalf, and only upon receipt of your specific instructions. We urge you to contact the person responsible for your account today, and instruct them to execute a proxy in favor of the matters presented in the proxy statement.



                               HEALTHBRIDGE, INC.
                      1177-West Hastings Street, Suite 1818
                   Vancouver, British Columbia V6E 2K3 Canada

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement is furnished in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders of Healthbridge, Inc.
("Corporation") to be held on Friday, the 18th of July, 2003 at 10:00 a.m. local time at 1177 West Hastings Street, Suite 1818, Vancouver, British Columbia,
Canada, and at any and all adjournments thereof. The accompanying proxy is solicited by the board of directors of the Corporation and is revocable by the stockholder anytime before it is voted. For more information concerning the procedure for revoking the proxy, see "Solicitation Procedures."

When proxies in the accompanying form are properly executed and received, the shares represented thereby will be voted at the Annual Meeting in accordance with the directions noted thereon. If no direction is indicated on the proxy, the shares represented thereby will be voted for the election of the board of directors' nominees as directors and in favor of the other proposals set forth in the Proxy Statement.

This Proxy Statement is first being mailed to stockholders on or about June 19, 2003.

MatterS to be Considered at the Meeting

Stockholders will be asked to consider and act upon three proposals at the Annual Meeting.

The first proposal is to elect Markus Mueller to serve a term of one year or until his successor is duly elected and qualified or until the earlier of his death, resignation or removal from office, and to elect Nora Coccaro to serve a term of one year or until her successor is duly elected and qualified or until the earlier of her death, resignation or removal from office.

Nora Coccaro has served as a director of the Corporation since November of 1999 and has indicated her intention to remain in such capacity. Markus Mueller has served as a director of the Corporation since May of 2003 and has indicated his intention to remain in such capacity.

 The second proposal is to ratify the appointment of Jones Simkins L.L.P. as the independent accountants for the Corporation for the fiscal year ending December
31, 2003.  Jones Simkins L.L.P. has served as the  Corporation's  auditors since
May 8, 2003 and its continued service as the Corporation's auditors is presented for approval herein.

The third proposal is to ratify managements decision to effect a one-for-twenty
(1:20) reverse split of the Corporation's common stock. The proposed action is intended to make the Corporation's stock price and capital structure more attractive to prospective funding. The Corporation's authorized capital stock and the par value of its common shares would remain the same.

Record Date

The Corporation's securities entitled to vote at the Annual Meeting consist of common stock, par value $0.0001 per share. Only stockholders of record at the close of business on June 19, 2003 are entitled to notice of and to vote at the Annual Meeting. At the record date, the Corporation had 20,533,346 outstanding shares of common stock which were owned by approximately 212 stockholders of record.
The holders of record of common stock on the record date will be entitled to one vote per share on all matters including the election of directors.

Properly executed proxies received in time for the Annual Meeting will be voted.
Stockholders are urged to specify their choices on the proxy, but if no choice is specified, eligible shares will be voted FOR the proposal to elect each of the stated nominees to the board of directors for a one year term or until their successors are duly elected and qualified or until their earlier death, resignation or removal from office, FOR the appointment of Jones Simkins L.L.P.
as the independent accountants for the Corporation for the fiscal year ending
December 31, 2003, and FOR the proposal to effect a one-for-twenty (1:20) reverse split of the Corporation's common stock. At the date of this Proxy
Statement, management of the Corporation knows of no other matters that are likely to be brought before the Annual Meeting. However, if any other matters should properly come before the Annual Meeting, the person named in the enclosed proxy will have discretionary authority to vote such proxy in accordance with her best judgment on such matters.

QUORUM AND VOTES REQUIRED

The holders of a majority of the total shares of common stock issued and outstanding at the close of business on the record date, whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. If there are not sufficient votes in attendance at the meeting in person or by proxy for approval of any matters to be voted upon at the Annual Meeting, the Annual Meeting may be adjourned to permit further solicitation of proxies. Assuming a quorum is present, the affirmative vote of a majority of the total shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required for the approval of any proposal to be voted upon at the Annual Meeting as presented herein.

Shares abstaining or withheld from voting, as well as broker "non-votes," are counted as shares represented at the Annual Meeting in order to determine a quorum, but will not be counted as votes cast in favor of the proposals.
Therefore, abstentions and votes withheld, as well as broker "non-votes," will have the effect of a vote against the proposals. The term broker "non-votes" refers to shares held by brokers and other nominees or fiduciaries that are present at the Annual Meeting, but are not voted on a particular matter because those persons are precluded from exercising their voting authority because of the matter's non-routine matter.

SOLICITATION PROCEDURES

Proxies will be solicited primarily by mail. However, in addition to the use of the mails, proxies may be personally solicited by directors, officers or regular employees of the Corporation (who will not be compensated separately for their services) by mail, telephone, telegraph, cable, or personal discussion. The
Corporation will also request banks, brokers, and other custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of stock held of record by such persons and request authority for the execution of proxies. The
Corporation will reimburse such entities for reasonable out-of-pocket expenses incurred in handling proxy materials for the beneficial owners of the Corporation's common stock. The costs of soliciting proxies will be paid by the Corporation (under $5,000).







Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted by delivering to the secretary of the Corporation a written notice of revocation bearing a later date than the proxy, by duly executing a subsequent proxy relating to the same shares, or by attending the Annual Meeting and voting in person. Attendance at the Annual
Meeting will not in itself constitute revocation of a proxy unless the stockholder votes their shares of common stock in person at the Annual Meeting.
Any notice revoking a proxy should be sent to the American Stock Transfer and Trust Company, attention Wilbert Myles, 6021 15th Avenue, Brooklyn, New York
11219 or forwarded by facsimile to (718) 921-8323.

Please complete, date, sign and return the accompanying proxy promptly.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THE CORPORATION URGES YOU TO
COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY, NO MATTER HOW LARGE OR
SMALL YOUR HOLDING MAY BE.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the ownership of the Corporation's common stock as of June 19, 2003 with respect to: (i) each person known to the Corporation to be the beneficial owner of more than five percent of the Corporation's common stock; (ii) all directors; and (iii) directors and executive officers of the Corporation as a group. The notes accompanying the information in the table below are necessary for a complete understanding of the figures provided below. As of June 19, 2003, there were 20,533,346 shares of common stock issued and outstanding.

------------------------- --------------------------------- ----------------- ------------------ ------------------

TITLE OF                  NAME AND ADDRESS OF BENEFICIAL                      NATURE OF          PERCENTAGE
CLASS                     OWNER                             NUMBER OF SHARES  OWNERSHIP
------------------------- --------------------------------- ----------------- ------------------ ------------------
------------------------- --------------------------------- ----------------- ------------------ ------------------
Common Stock              Nora Coccaro, president/ chief    50,000            LEGAL              < 1%
                          financial officer/ director
                          1177-1818 West Hastings Street
($0.0001 par value)       Vancouver, B.C. Canada
------------------------- --------------------------------- ----------------- ------------------ ------------------
                          Antonio Ponte, director
Common Stock ($0.0001     1177-1818 West Hastings Street
par value)                Vancouver, B.C. Canada            10,000            LEGAL              < 1%
------------------------- --------------------------------- ----------------- ------------------ ------------------
                          Markus Mueller, director
Common Stock ($0.0001     Rossenweidstrasse 12 CH-8966
par value)                Switzerland                       0                 LEGAL              0%
------------------------- --------------------------------- ----------------- ------------------ ------------------
Common Stock              Directors and Executive
($0.0001) par value       Officers as a Group               60,000            LEGAL              < 1%
------------------------- --------------------------------- ----------------- ------------------ ------------------




                       PROPOSAL ONE--ELECTION OF DIRECTORS
The board of directors is divided into three classes presently consisting of three Class I directors, 0 Class II directors and 0 Class III directors. The term of office of the Class I directors expires at the Annual Meeting. The
Corporation's articles of incorporation provide that in the event that only two directors are to be elected to the board of directors that each such elected director serve for a one year term or until his or her successor is duly elected and qualified or until her earlier death, resignation or removal from office.
The Corporation proposes to elect Markus Mueller and Nora Coccaro to the board of directors to serve for one year terms or until their successors are duly elected and qualified or until their earlier death, resignation or removal from office. Set forth below is certain information concerning the nominees:
Markus Mueller, 45, was appointed to the Corporation's board of directors on May
28, 2003, and currently serves as a director. Mr. Mueller currently acts as a director of Scherrer & Partner Portfolio Management AG Zurich and of First
Equity Securities AG Zurich. He has held these positions since August of 2000.
Both companies are involved in asset management for private clients and manage investment funds. Prior to Mr. Mueller's current engagements, he acted as a director of Jefferies (Switzerland) AG Zurich and as the managing director of Jefferies Management AG Zug (Switzerland) from September of 1995 until August of
2000. The Jefferies companies are also involved in asset management for private clients.
Nora Coccaro, 45, was appointed to the Corporation's board of directors on November 16, 1999, and currently serves as a director, and as our chief executive officer and chief financial officer. Ms. Coccaro attended medical school at the University of Uruguay before becoming involved in the management of public entities. Ms. Coccaro currently serves as an officer and director of Sona Development Corp., an Over the Counter Bulletin Board (OTC: BB) company without current operations, and as an officer and a director of Jure Holdings, Inc. an OTC: BB company in the business of providing internet credit cards with digitally encrypted signature technology through a network marketing program.
operations. Ms. Coccaro has served as a director of Americana Gold & Diamond
Holdings, Inc. an OTC: BB company without current operations from 1998 until May
1999 and as a director and executive vice-president of Black Swan Gold Mines, a Toronto Senior Listing company with diamond exploration activities in Brazil from 1997 until 1999. During 1996 and 1997, Ms. Coccaro was retained by
Homestake Mining Company as a consultant to review mineral title administration procedures, land status and conduct market research in Central America. Ms.
Coccaro has also held the office of Consul of Uruguay to Western Canada since
1998.
Required Vote and Recommendation
A plurality of the votes cast at the Annual Meeting is required to elect each nominee. Accordingly, abstentions and broker non-votes will have no effect on the election of directors. Shares represented by proxies will be voted for the election of the nominees named above unless authority to do so is withheld. The board of directors has no reason to believe that any nominee will be unable or unwilling to serve if elected. If either nominee should be unable to serve, shares represented by proxies may be voted for a substitute nominee recommended by the board of directors.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSED ELECTION
OF MARKUS MUELLER AND NORA COCCARO TO THE BOARD OF DIRECTORS.

                         PROPOSAL TWO--RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

 The board of directors has selected Jones Simkins L.L.P. as the independent accountants to audit the consolidated financial statements of the Corporation for the fiscal year ending December 31, 2003. The board of directors has determined that it would be desirable to request that the stockholders ratify such selection. Jones Simkins L.L.P. has served as the Corporation's auditors since May 8, 2003. Clancy & Co. P.L.L.C. served as the Corporation's independent accountants for the fiscal year ended December 31, 2002, and reported on the Corporation's consolidated financial statements for that year.


The board of directors has the responsibility for selecting the Corporation's independent accountants, and stockholder ratification is not required. However, the selection is being submitted for ratification at the Annual Meeting with a view towards soliciting the stockholders' opinions, which the board of directors will take into consideration in future deliberations. If the selection of Jones
Simkins L.L.P. is not ratified at the Annual Meeting, the board of directors will consider the engagement of other independent accountants. The board of directors may terminate the engagement of Jones Simkins L.L.P. as the Corporation's independent accountants without the approval of the Corporation's stockholders whenever the board of directors deems termination necessary or appropriate.
Required Vote and Recommendation
Ratification of Jones Simkins L.L.P. as the Corporation's independent accountants for the fiscal year ending December 31, 2003, requires the number of votes cast in favor of the ratification to exceed the number of votes cast in opposition to the ratification. Absentions and broker non-votes will not be counted as votes cast in favor of or in opposition to the ratification of Jones
Simkins L.L.P. Shares represented by proxies will be voted for the ratification of Jones Simkins L.L.P. as the Corporation's independent accountants for the fiscal year ending December 31, 2003, unless authority to do so is withheld.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSED
APPOINTMENT OF JONES SIMKINS L.L.P. AS THE CORPORATION'S INDEPENDENT ACCOUNTANTS
FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003.

               PROPOSAL THREE - RATIFICATION OF DECISION TO EFFECT
     A ONE FOR TWENTY (1:20) REVERSE SPLIT OF THE CORPORATION'S COMMON STOCK
                                  INTRODUCTION
The Corporation has 20,533,346 shares of common stock outstanding as of June 19, 2003, and the closing bid price per share price of the common stock on that date was $0.02. The Corporation's board of directors has adopted a resolution, subject to stockholder approval, to amend the Corporation's Articles of Incorporation to effectuate a one-for-twenty (1:20) reverse stock split of the Corporation's common stock. The effect of the proposed reverse split upon holders of common stock would be that the total number of shares of the Corporation's common stock held by each stockholder would be automatically converted into that number of whole shares of common stock equal to the number of shares of common stock owned immediately prior to the reverse split divided by twenty, adjusted, as described below, for any fractional shares. The reverse stock split, if implemented would not change the number of authorized shares of common stock or the par value of same.
Should the proposal be adopted by the Corporation's stockholders, each stockholder's percentage ownership interest in the Corporation and proportional voting power will remain unchanged, except for minor differences resulting from adjustments for fractional shares. The rights and privileges of the holders of shares of common stock will be substantially unaffected by the adoption of the proposal.
No certificates or script representing fractional shares of the Corporation's common stock will be issued to stockholders as a result of a reverse split. All fractional shares for one-half share or more will be increased to the next higher whole number of shares and all fractional shares of less than one-half share will be decreased to the next lower whole number of shares, respectively.

REASONS FOR THE REVERSE SPLIT
The Corporation requires additional financing, and we intend to pursue a private placement of equity securities. The reverse stock split will combine the Corporation's issued and outstanding shares of common stock, so it is anticipated that the principal effect of the reverse stock split will be to significantly increase the market price per share of the common stock after giving effect to the reverse stock split, as compared with the market price per share of the common stock outstanding before giving effect to the reverse stock split. The Corporation believes that a significant increase in the price per share of the common stock will facilitate future financing. However, even if the reverse stock split is effected, the completion of such financing may also subject to a number of other conditions and uncertainties beyond the Corporation's control, including economic and market conditions. The
Corporation, therefore, cannot provide you with any assurance regarding the Corporation's ability to complete future financing, or if completed, the terms of such future financing, the timing of such financing or the gross proceeds that the Corporation could receive from such financing.
Further, the Corporation believes that the current per share price level of our common stock has reduced the effective marketability of the shares because many leading brokerage firms are reluctant to recommend low priced stock to their clients. Some investors view low-priced stock as unattractive because of the greater trading volatility sometimes associated with these stocks. In addition, a variety of brokerage house policies and practices relating to the payment of brokerage commissions make the handling of low priced stocks unattractive to brokers from an economic standpoint.
In addition, since brokerage commissions on low-priced stock are generally higher as a percentage of the stock price than commissions on higher priced stock, the current share price of the common stock means that stockholders are paying higher transaction costs than they would pay if the share price were substantially higher. The relatively high commission costs also may limit the willingness of institutions to purchase the common stock at its current low share price.

For all the above reasons, the Corporation believes that a reverse stock split is in the best interests of both the Corporation and its stockholders. The
Corporation expects that after a reverse stock split, the common stock will trade at a price significantly higher than the current market price of the common stock.

Should the stockholders of the Corporation approve the reverse stock split at the Annual Meeting, no further action on the part of stockholders will be required to implement the reverse stock split.

CERTAIN RISKS ASSOCIATED WITH A REVERSE STOCK SPLIT

The Corporation cannot provide any assurance that the total market capitalization of the common stock after the proposed reverse stock split will be equal to or greater than the total market capitalization before the proposed reverse stock split or that the per share market price of the common stock following the reverse stock split will either exceed or remain higher that the current per share market price.









The Corporation cannot provide any assurance that the market per new share of the common stock after the reverse stock split will rise or remain constant in proportion to the reduction in the number of old shares of the common stock outstanding before the reverse stock split. For example, based on the market price of the common stock on June 19, 2003, of $0.02 per share, if the Corporation's shareholders approve the reverse stock split, there can be no assurance that the post-split market price of the common stock would be twenty times more, $0.40 per share or greater. Accordingly, the total market capitalization of the common stock after the proposed reverse stock split could be lower than the total market capitalization before the proposed reverse stock split and, in the future, the market price of the common stock following the reverse stock split may not exceed or remain higher than the market price prior to the proposed reverse stock split. In many cases, the total market capitalization of a company following a reverse stock split is lower than the total market capitalization before the reverse stock split.

The Corporation cannot provide assurance that the reverse stock split will result in a per share price that will attract institutional investors and brokers.

IMPLEMENTATION OF THE REVERSE SPLIT

Should the stockholders approve the reverse stock split the consolidation would be accomplished on instruction from the board of directors to the Corporation's transfer agent and in coordination with the NASDAQ
Over-the-Counter-Bulletin-Board as to the effective date of the reverse stock split. Further, the Corporation would file with the Secretary of State of the State of Texas not less than ten and not more than 20 days following the approval by the shareholders of the reverse stock split effecting a new amendment to the Corporation's Amended and Restated Articles of Incorporation that would evidence the stockholders action. The reverse stock split would become effective at the time specified in the Amendment to the Amended and Restated Articles of Incorporation. Commencing with the effective date of the reverse stock split, each certificate of the Corporation's common stock evidencing old shares would be deemed for corporate purposes to evidence ownership of new shares. The text of the Amendment to the Amended and Restated
Articles of Incorporation, would be substantially in the form attached as
Exhibit 1 to this Proxy Statement, provided however, that the text of the form of Amendment would be subject to modification to include such changes as may be required by the Secretary of State of the State of Texas and as the board of directors deems necessary and advisable to effect the reverse split, including the insertion of the effective date.

EXCHANGE OF CERTIFICATES
As soon as practicable after the effective time, stockholders would be notified that the reverse stock split has been effected. The Corporation expects that its transfer agent, American Stock Transfer and Trust Company, would act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of old shares will be asked to surrender to the exchange agent certificates representing old shares in exchange for certificates representing new shares in accordance with the procedures to be set forth in the letter of transmittal the Corporation sends to its stockholders. Stockholders will not have to pay a transfer fee or other fee in connection with the exchange of certificates No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder's outstanding certificate(s), together with the properly completed and executed letter of transmittal, to the exchange agent.
Any old shares submitted for transfer, whether pursuant to a sale, other disposition or otherwise, will automatically be exchanged for new shares.
STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT ANY
CERTIFICATES UNTIL REQUESTED TO DO SO.

DISSENTER'S RIGHTS

Stockholders have no right under Texas law or under the Corporation's Amended and Restated Articles of Incorporation or By-laws to dissent from the reverse split, or to dissent from the rounding to the nearest whole share of any fractional share resulting from the reverse split in lieu of issuing fractional shares.
PRINCIPAL EFFECTS OF THE PROPOSED REVERSE SPLIT
On the date of filing the amendment to the Articles of Incorporation, the interest of each shareholder of record who owns fewer than twenty shares of common stock will thereby be terminated, and he or she will have no right to vote as a shareholder or share in the assets or any future earnings of the Corporation. The Corporation has an authorized capitalization of 50,000,000 shares of common stock, par value $0.0001 per share. The Corporation's authorized capital stock and the par value of its common stock will not be reduced or otherwise affected by the reverse split. As of June 19, 2003, the Corporation has 20,533,346 shares of common stock issued and outstanding. Based on the Corporation's best estimates, should the reverse stock split be approved, the aggregate number of shares of common stock that will be issued and outstanding following such action will be 1,026,667.
The common stock is currently registered under Section 12(g) of the Securities
Exchange Act of 1934, as amended (the "Exchange Act"), and as a result, the Corporation is subject to the periodic reporting and other requirements of the Exchange Act. Should the proposed reverse split be approved, such action will not affect the registration of the common stock under the Exchange Act or the listing of the common stock on the Over the Counter Bulletin Board system.
Should the proposal be approved, the reverse split will result in some stockholders owning "odd-lots" of less than 100 shares of common stock.
Brokerage commissions and other costs of transactions in odd-lots are generally somewhat higher than the costs of transactions in "round-lots" of even multiples of 100 shares.
FEDERAL TAX CONSEQUENCES
The following description of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), the applicable Treasury
Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this Proxy
Statement. This discussion is for general information only and does not discuss consequences which may apply to special classes of taxpayers (e.g., non-resident aliens, broker-dealers or insurance companies).
The exchange of shares of common stock for shares of post reverse common stock will not result in recognition of gain or loss. The holding period of the shares of post reverse common stock will include the stockholder's holding period for the shares of common stock exchanged therefore, provided that the shares of common stock were held as a capital asset. The adjusted basis of the shares of post reverse common stock will be the same as the adjusted basis of the shares of common stock exchanged therefore.
The Corporation's view regarding the tax consequences of the reverse stock split proposal is not binding on the Internal Revenue Service or the courts.
ACCORDINGLY, EACH STOCKHOLDER SHOULD CONSULT WITH HIS OR HER OWN TAX ADVISOR
WITH RESPECT TO ALL OF THE POTENTIAL TAX CONSEQUENCES TO HIM OR HER AS A RESULT
OF A REVERSE STOCK SPLIT.

Required Vote and Recommendation
Ratification of management's decision to effect a one-for-twenty (1:20) reverse stock split of the Corporation's common stock, requires the number of votes cast in favor of the ratification to exceed the number of votes cast in opposition to the ratification. Absentions and broker non-votes will not be counted as votes cast in favor of or in opposition to the ratification of management's decision to effect a one-for-twenty (1:20) reverse stock split. Shares represented by proxies will be voted for the ratification of management's decision to effect a one for twenty (1:20) reverse stock split, unless authority to do so is withheld.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THIS PROPOSAL TO
IMPLEMENT THE PROPOSED REVERSE STOCK SPLIT.

                               BOARD OF DIRECTORS

Set forth below is certain information concerning the Corporation's board of directors.

------------------------------- -------- ------------------------------------------------ ----------------------------
Name of Director                Age      Title                                            Directors Term Ending
------------------------------- -------- ------------------------------------------------ ----------------------------
------------------------------- -------- ------------------------------------------------ ----------------------------
Nora Coccaro                    45       Chief Executive Officer, Chief Financial         2003
                                         Officer, Class I Director
------------------------------- -------- ------------------------------------------------ ----------------------------
------------------------------- -------- ------------------------------------------------ ----------------------------
Markus Mueller                  45       Class I Director                                 2003
------------------------------- -------- ------------------------------------------------ ----------------------------
------------------------------- -------- ------------------------------------------------ ----------------------------
Antonio Ponte                   45       Class I Director                                 2003
------------------------------- -------- ------------------------------------------------ ----------------------------

Nora Coccaro was appointed to the Corporation's board of directors on November
16, 1999, and currently serves as a director, and as our chief executive officer and chief executive officer. Due to the nature of Ms. Coccaro's position she has been involved in all aspects of the Corporation's development since her initial appointment.

Markus Mueller was appointed to the Corporation's board of directors on May 28, 2003, and currently serves as a director. Due to Mr. Mueller's recent appointment he is the process of becoming fully integrated into all aspects of the Corporation's development.

 Antonio Ponte was appointed to the board of directors on February 1, 1999 as an
outside  director  and  has  been  involved  in  overseeing  the   Corporation's
operations. Mr. Ponte is not seeking reelection to the board of directors.

Corporate Governance; Board Committees; and Meetings
Beginning in the second quarter of 2002, the Corporation began an initiative to evaluate its current corporate governance policies and practices and to institute changes in its corporate governance in order to comply with current and proposed corporate accountability standards required under the Sarbanes-Oxley Act of 2002. The results of that evaluation were a determination to form a standing audit committee and compensation committee at such time as the composition of the board of directors is comprised of sufficient members to permit valid oversight of the actions of managerial directors.
The board of directors held 0 meetings during fiscal 2003. Various matters were however approved during fiscal 2002 fiscal 2003 to date by the unanimous written consent of the board of directors.



Compensation of Directors

The Corporation's directors are not compensated for their services as directors.

Term of Office

 The Corporation's Amended and Restated Articles of Incorporation provide that the board of directors must be divided into three classes, designated Class I, Class II and Class III. Directors will serve for staggered terms of one to three years each in the event that the Corporation has more than two directors. Ms.
Coccaro, Mr. Mueller and Mr. Ponte currently serve as Class I directors, whose terms expire at the Annual Meeting. The Corporation currently has no Class II or Class III directors. Since the Corporation intends to elect just two directors, Mr. Mueller and Ms. Coccaro, each will each serve one year terms.

                        PARTICIPANTS IN THE SOLICITATION
Under applicable regulations of the Securities and Exchange Commission, each director and nominee and certain executive officers, namely each of Nora
Coccaro, III, Antonio Ponte, and Markus Mueller, may be deemed a "participant" in the Corporation's solicitation of proxies. In the event any of these persons is deemed to be a participant, and without acknowledging that any such person is a participant, the Corporation furnishes the following information.

The principal business address of each of the directors and executive officers is 1177-West Hastings Street, Suite 1818 Vancouver, British Columbia V6E 2K3
Canada. Except as set forth in this Proxy Statement, to the knowledge of the Corporation, none of the directors or nominees of the Corporation or any other persons participating in this solicitation on behalf of the Corporation, or, with respect to items (ii), (viii) and (ix) of this paragraph, any associate of the foregoing persons, (i) has any substantial interest, direct or indirect, in any matter to be acted upon at the Annual Meeting, other than the interest of the director nominees in being elected and each director's interest in the operations of the Corporation, to the extent that each believes the proposals set forth herein may contribute favorably to the Corporation's operations, (ii) owns beneficially, directly or indirectly, any securities of the Corporation, except as set forth in "Security Ownership of Certain Beneficial Owners, Directors and Management," (iii) owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Corporation, (iv) owns any securities of the Corporation of record but not beneficially, (v) has purchased or sold any securities of the Corporation within the past two years, (vi) has incurred indebtedness for the purpose of acquiring or holding securities of the Corporation within the past two years, (vii) is or has within the past year been a party to any contract, arrangement or understanding with any person with respect to any securities of the Corporation, except for any employment agreement, stock option grant or similar agreement with respect to the information described in "Executive Compensation" and "Directors--Director
Compensation," (viii) has since the beginning of the Corporation's last fiscal year, been indebted to the Corporation or any of its subsidiaries in excess of $60,000, (ix) has any arrangement or understanding with respect to future employment by the Corporation or any of its affiliates or with respect to any future transactions to which the Corporation or its affiliates will or may be a party or (x) has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) during the past ten years. In addition, except as set forth in this Proxy Statement, to the knowledge of the Corporation, none of the directors of the Corporation or any other person participating in this solicitation on behalf of the Corporation, nor any associates of any of the foregoing persons, has had or is to have a direct or indirect material interest in any transaction or proposed transaction with the Corporation in which the amount involved exceeds $60,000 since the beginning of the Corporation's last fiscal year. Each such person's principal occupation or employment, and the name and principal business of any corporation or organization in which such employment is carried on, are disclosed under "Directors" and "Executive Officers." Executive Compensation





17
                                     - 17 -
No compensation in excess of $100,000 was awarded to, earned by, or paid to any executive officer or employee of the Corporation during the years 2002, 2001 and
2000. The following table and the accompanying notes provide summary information for each of the last three fiscal years concerning cash and non-cash compensation paid or accrued by the Corporation's chief executive officers current and past officers over the last three years.

                           SUMMARY COMPENSATION TABLE
---------------------- ------------------------------------ ---------------------------------------------------------
                   Annual Compensation Long Term Compensation
----------------------------------------------------------- ---------------------------- ----------------------------
                                                            Awards                                 Payouts
-------------- ------- --------- -------- ----------------- ------------- -------------- ---------- -----------------
                                                             Restricted    Securities
  Name and                                  Other Annual       Stock       Underlying    LTIP          All Other
  Principal             Salary    Bonus     Compensation      Award(s)       Options      payouts     Compensation
  Position      Year     ($)       ($)          ($)             ($)          SARs(#)        ($)           ($)
-------------- ------- --------- -------- ----------------- ------------- -------------- ---------- -----------------
Nora Coccaro    2002   32,160       -            -               -              -            -             -
    Chief       2001    32,160      -            -               -              -            -             -
  Executive     2000    32,100      -            -            20,000*        30,000*         -             -
   Officer

-------------- ------- --------- -------- ----------------- ------------- -------------- ---------- -----------------

* The 20,000 shares shown represents the Corporation's issuance, during April of 2000, of restricted shares of the Corporation's common stock to Ms. Coccaro for services rendered to the Corporation. ** The 30,000 shares shown represents the Corporation's grant of common stock purchase options at $0.71 per share. The option price was subsequently decreased and the options were exercised on March
30, 2001.

Option Grants in Last Fiscal Year
No stock option grants were made to the executive officers during fiscal 2002.
Executive Consulting Agreement
On March 16, 2000, the Corporation entered into a consulting agreement with Ms.
Coccaro with an initial one-year term that is renewable without notice. The agreement requires the Corporation to pay Ms. Coccaro $2,675 a month for her services. The consulting agreement was renewed again on March 16, 2003 for a one year term.

The 2002 Benefit Plan of Healthbridge, Inc.
On February 6, 2002, the Corporation adopted The 2002 Benefit Plan of
Healthbridge, Inc. ("Plan") under which Plan the Corporation may issue stock, or grant options registered pursuant to Form S-8 under the Securities Act of 1933, as amended, to acquire up to 5,000,0000 shares of the Corporation's common stock, from time to time to employees of the Corporation or its subsidiaries, all on the terms and conditions set forth in the Plan. In addition, at the discretion of the board of directors, stock or options may from time to time be granted under this Plan to other individuals, including consultants or advisors, who contribute to the success of the Corporation or its subsidiaries but are not employees of the Corporation or its subsidiaries. The Plan is intended to aid the Corporation in maintaining and developing a management team, attracting qualified officers and employees capable of assuring the future success of the
Corporation, and rewarding those individuals who have contributed to the success of the Corporation. As of June 19, 2003, the Corporation has issued 3,752,000 shares of common stock of which 750,000 shares were granted as options to acquire shares of the Corporation's common stock.
                      FEES PAID TO INDEPENDENT ACCOUNTANTS
 Audit Fees. The aggregate fees billed to the Corporation for professional services rendered by Clancy & Co. P.L.L.C. for the audit of the Corporation's annual financial statements for the fiscal year ended December 31, 2002, and for the reviews of the financial statements included in the Corporation's Forms 10-Q for the quarters ended March 31, 2002, June 30, 2002, and September 30, 2002 were $20,800.
Financial Information Systems Design and Implementation.    There were no fees billed to the Corporation by Clancy
& Co. P.L.L.C. for financial information systems design or implementation during the fiscal year ended December
31, 2002.
All Other Fees. The aggregate fees billed to the Corporation for services rendered by Clancy & Co. P.L.L.C., other than the services described above under
"Audit Fees" and "Financial Information Systems Design and Implementation," for
the fiscal year ended December 31, 2002, were $4,300.
                            CERTAIN LEGAL PROCEEDINGS
Ray Parsons vs. Stericycle, Inc. and Healthbridge, Inc. Suit was filed by Ray Parsons against Stericycle, Inc. an
-------------------------------------------------------
Illinois corporation and the Corporation on February 20, 2002 in the 101st Judicial District Court for the County
of Dallas, Texas, civil cause no. 02-1578-E. The suit sought the recovery of damages for personal injury allegedly caused to the plaintiff, Ray Parsons, as the result of smoke and vapor inhalation endured when attempting to put out a fire in a trailer owned by Stericycle that allegedly contained sterilized medical waste delivered from the
Dallas Presbyterian Hospital and processed by the Corporation. The Corporation filed a general denial as to any culpability as to Mr. Parson's alleged injuries and a settlement sum of $7,500 has been reached with the plaintiff without admitting any liability for Mr. Parsons' alleged injuries. The Corporation is yet to satisfy the agreed settlement.
                                 OTHER BUSINESS
The board of directors knows of no other business to be brought before the
Annual Meeting. If, however, any other business should properly come before the
Annual Meeting, the persons named in the accompanying proxy will vote the proxy as in their discretion they may deem appropriate.
             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
The Corporation's executive officer and directors, and beneficial owners of more than 10% of the common stock, are required to file initial reports of ownership and reports of changes of ownership of the common stock with the Securities and
Exchange Commission. The Securities and Exchange Commission rules require such person to furnish the Corporation with copies of all Section 16(a) reports they file. Based on a review of these reports and on written representations from the reporting persons that no other reports were required, the Corporation believes that the applicable Section 16(a) reporting requirements were complied with for all transactions which occurred during the fiscal year ended December 31, 2002, except that Ms. Coccaro failed to file a Form 3 evidencing her appointment to the board of directors in November of 1999, and a From 4 to evidence her exercise of options in March of 2001, Mr. Ponte failed to file a Form 3 evidencing his appointment to the board of directors in February of 1999.



                  STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING
Pursuant to the Corporation's bylaws, in order to nominate persons for election to the board of directors at the 2004 Annual Meeting of the Corporation's stockholders, or to bring other business constituting a proper matter for stockholder action under applicable law before the 2004 Annual Meeting, a stockholder must deliver written notice to the Secretary of the Corporation at the principal executive offices of the Corporation not less than 30 days nor more than 60 days prior to the first anniversary of this Annual Meeting;
provided, however, that in the event that the date of the 2004 Annual Meeting is more than 30 days before or more than 70 days after such anniversary date, the notice must be delivered not earlier than 120 days prior to the 2004 Annual
Meeting and not later than the later of (a) 90 days prior to such meeting or (b) the tenth day following the day on which public announcement of the date of such meeting is first made by the Corporation. If the board of directors, however, proposes to increase the number of directors at the 2004 Annual Meeting and there is no public announcement by the Corporation naming the nominees for the additional directorships at least 10 days prior to the last date that a stockholder notice may be timely delivered pursuant to the immediately preceding sentence, then a stockholder's notice must be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not later than 10 days following the date of such public announcement. The Corporation urges stockholders that any stockholder proposals or nominations be sent certified mail, return-receipt requested.
                                 ANNUAL MEETING
A copy of the Corporation's Annual Report on Form 10-K for the fiscal year ended
December 31, 2002 accompanied this Proxy Statement. This Annual Report on Form
10-K does not form any part of the materials for the solicitation of proxies.
Additional copies of the Annual Report on Form 10-K will be sent to any stockholder without charge upon written request addressed to: Healthbridge, Inc.
1177-1818 West Georgia Street, Vancouver, British Columbia Canada V6E 2K3,
Attention: Corporate Secretary.
By Order of the Board of Directors

/s/ Nora Coccaro----------------------------
Nora Coccaro, Chief Executive Officer
Vancouver, British Columbia, Canada
June 19, 2003.

STOCKHOLDERS ARE URGED TO IMMEDIATELY MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. FOR
NON-U.S. SHAREHOLERS, PLEASE RETURN YOUR EXECUTED PROXY BY FAX TO AMERICAN STOCK TRANSFER AND TRUST COMPANY AT
(718) 921-8323 AND TO NORA COCCARO.  THE PHONE NUMBER OF THE TRANSFER AGENT IS (718) 921-8247. THE PHONE NUMBER
FOR MS. COCCARO is (604) 602-1717.





19
                                     - 19 -
                               HEALTHBRIDGE, INC.
                  Annual Meeting of Stockholders--July 18, 2003
P   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
R The undersigned shareholder of Healthbridge, Inc. does hereby nominate, constitute and appoint O Nora Coccaro, the true and lawful proxy, agent and attorney of the undersigned, with full power of X substitution, to vote for the undersigned all of the common stock of said Corporation standing in Y the name of the undersigned at the close of business on June 19, 2003 at the Annual
Meeting of
    Stockholders to be held at the Corporation's offices, 1177 West Hastings
    Street, Suite 1818, Vancouver, British Columbia V6E 2K3, Canada, on July 18,
    2003 at 10:00 a.m. or at any adjournment or postponement thereof, with all of the powers which would be possessed by the undersigned if personally present.
|X|        Please mark votes as in this example.
IF NO CONTRARY INSTRUCTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL DIRECTOR NOMINEES AND FOR THE PROPOSALS.
[GRAPHIC OMITTED]
19
                                     - 19 -
         PROPOSAL ONE

         Elect Markus Mueller as a director to serve a 1 year term.                OTE: Please print and sign name exactly as
                                                                                   our name (or names) appears hereon. When
             FOR    AGAINST    ABSTAIN                                            Nigning as attorney, executor, administrator,
               |_|                |_|                |_|                          yrustee or guardian please give full title. If
                                                                                  sore than one trustee, all should sign. All
         Elect Nora Coccaro as a director to serve a 1 year term.                 toint owners must sign.
                                                                                  m
             FOR    AGAINST    ABSTAIN                                            jignature _______________________
               |_|                |_|                |_|
                                                                                  Srint         _______________________
         PROPOSAL TWO
                                                                                  Pate          _______________________
         Appoint Jones Simkins L.L.P. as the Corporation's auditors for the
         fiscal year ending December 31, 2003.                                    Dignature  _______________________

             FOR    AGAINST    ABSTAIN                                            Srint          _______________________
               |_|                |_|                |_|
                                                                                  Pate          _______________________
         PROPOSAL THREE
                                                                                  D
         Effectuate a one-for- twenty (1:20) reverse stock
         split of the Corporation's common stock.                                  LEASE FILL IN, DATE, SIGN AND MAIL THIS PROXY
                                                                                   ROMPTLY TO THE ATTENTION OF THE CORPORATION IN
              FOR    AGAINST    ABSTAIN                                           PHE ENCLOSED ENVELOPE.
                |_|                |_|                |_|                         P
                                                                                  T






